UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 25, 2016

PGT, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52059                                                                20-0634715
 (Commission File Number)             (IRS Employer Identification No.)

1070 Technology Drive, North Venice, Florida 34275
(Address of Principal Executive Offices, Including Zip Code)

(941) 480-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On February 25, 2016, PGT, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended January 2, 2016.

On the same date, the Company posted an earnings presentation on its investor relations website at http://ir.pgtindustries.com. The earnings presentation is being made available in connection with the Company’s earnings conference call and audio webcast on February 25, 2016 at 8:30 a.m. ET. The press release and the earnings presentation are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are hereby incorporated herein by reference.

ITEM 7.01. Regulation FD Disclosure

The information set forth above under Item 2.02 is hereby incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished pursuant to this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Press release of PGT, Inc., dated February 25, 2016
99.2	Earnings presentation dated February 25, 2016

Forward-Looking Statements

From time to time, we have made or will make forward-looking statements within the meaning of Section 21E of the Exchange Act. These statements do not relate strictly to historical or current facts. Forward-looking statements usually can be identified by the use of words such as “goal”, “objective”, “plan”, “expect”, “anticipate”, “intend”, “project”, “believe”, “estimate”, “may”, “could”, or other words of similar meaning. Forward-looking statements provide our current expectations or forecasts of future events, results, circumstances or aspirations. Our disclosures in this report contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in our other documents filed or furnished with the Securities and Exchange Commission and in oral presentations. Forward-looking statements are based on assumptions and by their nature are subject to risks and uncertainties, many of which are outside of our control. Our actual results may differ materially from those set forth in our forward-looking statements. There is no assurance that any list of risks and uncertainties or risk factors is complete. Factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to:

▪	Changes in new home starts and home remodeling trends
▪	The economy in the U.S. generally or in Florida where the substantial portion of our sales are generated
▪	Raw material prices, especially aluminum
▪	Transportation costs
▪	Level of indebtedness
▪	Dependence on our impact-resistant product lines
▪	Integration of acquisition(s), including WinDoor, Incorporated
▪	Product liability and warranty claims
▪	Federal and state regulations, and
▪	Dependence on our manufacturing facilities

Any forward-looking statements made by us or on our behalf speak only as of the date they are made and we do not undertake any obligation to update any forward-looking statement to reflect the impact of subsequent events or circumstances. Before making any investment decision, you should carefully consider all risks and uncertainties disclosed in all our SEC filings, including our reports on Forms 8-K, 10-Q and 10-K and our registration statements under the Securities Act of 1933, as amended, all of which are accessible on the SEC’s website at www.sec.gov and at  http://ir.pgtindustries.com/sec.cfm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT, INC.

By: /s/   Mario Ferrucci III
       Name:  Mario Ferrucci III
       Title:  Vice President, General Counsel, and
      Secretary

    Dated:  February 25, 2016

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of PGT, Inc., dated February 25, 2016
99.2	Earnings presentation dated February 25, 2016